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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Amendment No. 1 to Form S-1 (File No. 333-40593) of our report dated January 12, 1998, on our audits of the financial statements and financial statement schedules of Radio Systems Corporation. We also consent to the references to our firm under the captions "Experts" and "Selected Financial Data."


/s/COOPERS & LYBRAND L.L.P.


Knoxville, Tennessee
January 14, 1998